Exhibit 10.32

FIRST AMENDMENT TO THE DYNEGY INC.

INCENTIVE COMPENSATION PLAN

WHEREAS, Dynegy Inc., an Illinois corporation (“Dynegy Illinois”), maintains the Dynegy Inc. Incentive Compensation Plan, as amended and restated, effective January 1, 2006 (the “Plan”);

WHEREAS, Dynegy Illinois has entered into that certain Plan of Merger, Contribution and Sale Agreement by and among Dynegy Illinois, LSP GEN Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P., LS Power Associates, L.P., Falcon Merger Sub Co., and Dynegy Acquisition, Inc., executed September 14, 2006 (the “Merger Agreement”);

WHEREAS, pursuant to the transactions contemplated in the Merger Agreement, Dynegy Illinois will become a wholly-owned subsidiary of a newly-formed Delaware corporation, named “Dynegy Inc.” (the “Company”), and Dynegy Illinois will thereafter be renamed “Dynegy Illinois Inc.”, as of the Effective Time specified in the Merger Agreement (the “Effective Time”);

WHEREAS, in connection with the completion of such transactions, the Board of Directors of Dynegy Illinois and the Company have approved the adoption, assumption and sponsorship of the Plan by the Company; and

WHEREAS, as of the Effective Time, Dynegy Illinois will withdraw as the sponsor of the Plan and the Company will assume sponsorship of the Plan;

NOW THEREFORE, the Plan is hereby amended as follows, effective as of the Effective Time:

1. Subsection 2.1(l) is hereby amended in its entirety to provide as follows:

“ ‘Company’ means Dynegy Inc., a Delaware corporation.”

2. Subsection 2.1(m) is hereby amended in its entirety to provide as follows:

“ ‘Company Stock’ means the Class A common stock, $0.01 par value per share, of the Company.”

3. Except as modified herein, the Plan shall remain in full force and effect. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to the Plan to be executed on the date indicated below, to be effective as of the Effective Time.

DYNEGY ILLINOIS INC. (formerly known as Dynegy Inc.), an Illinois corporation

By:	/s/ J. Kevin Blodgett

Title:	Executive Vice President, Administration

Date:	April 2, 2007

Approved and accepted:

DYNEGY INC., a Delaware corporation

By:	/s/ J. Kevin Blodgett

Title:	Executive Vice President, Administration

Date:	April 2, 2007

2